Supplement dated July 29, 2022
to the Thrivent Mutual Funds Statement of Additional Information dated February 28, 2022
Shareholders of Thrivent Mutual Funds (the “Trust”) elected the following individuals to the Board of Trustees of the Trust at a shareholder meeting that reconvened on July 28, 2022, after being adjourned on July 20, 2022 because a quorum was not present: Janice B. Case, Robert J. Chersi, Arleas Upton Kea, Michael W. Kremenak, Paul R. Laubscher, Robert J. Manilla, James A. Nussle, David S. Royal, James W. Runcie, and Constance L. Souders.
Please include this Supplement with your Statement of Additional Information.
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